SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: July 30, 1996
                 Date of Earliest Event Reported: July 30, 1996




                       CHILDREN'S BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)


                          Minnesota 0-21534 41-1663712
    (State or other jurisdiction (Commission File No.) (IRS Employer ID No.)
                                of incorporation)




              724 First Street North, Minneapolis, Minnesota 55401
                    (Address of principal executive offices)


                                 (612) 338-3300
              (Registrant's telephone number, including area code)


Item 5.  Other Events.

         (a) Reference is made to the Press Release issued to the public by the registrant on July 30, 1996, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.

         (b) Reference is made to the cautionary statements of the Registrant filed on Form 8-K on July 3, 1996.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  99       Press Release dated July 30, 1996.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 30, 1996           CHILDREN'S BROADCASTING CORPORATION



                                BY: /s/ James G. Gilbertson
                                        James G. Gilbertson
                                        Chief Operating Officer, Chief Financial
                                          Officer and Treasurer